UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 7, 2019

SUMMER ENERGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-35496	20-2722022
(Commission File Number)	(I.R.S. The Company Identification No.)

5847 San Felipe Street #3700

Houston, Texas 77057

(Address of principal executive offices)

(713) 375-2790

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Principal U.S. Market for Securities
Common Stock, $0.001 par value	SUME	OTCQB

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

The 2019 Annual Meeting of Stockholders of Summer Energy Holdings, Inc. (the “Company”) was held at the Company’s headquarters at 5847 San Felipe Street, Suite 3700, Houston, Texas 77057, at 8:30 a.m. Central Standard Time on Friday, June 7, 2019 (the “2019 Annual Meeting”).

At the 2019 Annual Meeting, the Company’s stockholders voted on four proposals:  (i) the election of three Class I directors, each to serve until the Company’s 2022 annual meeting of stockholders; (ii) the approval, by non-binding vote, of executive compensation; (iii) the recommendation, by non-binding vote, on the frequency of executive compensation votes; and (iv) the ratification of the appointment of Whitley Penn LLP to serve as the Company’s independent registered public accountants for the year ending December 31, 2019.  Only stockholders of record as of April 10, 2019 were entitled to notice of and to vote at the 2019 Annual Meeting.

(1)Election of Directors. A total of three Class I candidates were nominated for election to the Company’s Board of Directors (the “Nominees”).  The election was uncontested for all Nominees and, therefore, all were elected to serve as Class I directors of the Company until the Company’s 2022 annual meeting of stockholders.

The following table sets forth the names of the Nominees and the respective numbers of votes cast for, and the respective numbers of votes withheld from, their election.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
J. Mace Meeks	17,646,039	1,014,911	310,396
Andrew Bursten	17,646,039	1,014,911	310,396
Albert LaRose, Jr.	17,646,039	1,014,911	310,396

(2)Advisory Approval of the Company’s Executive Compensation. At the 2019 Annual Meeting, the Company’s stockholders also voted on a proposal for an advisory, non-binding vote on the compensation of the Company’s Named Executive Officers, or a “Say-on-Pay” proposal. The following table sets forth the respective numbers of votes cast for and against, and the number of shares abstaining:

Votes For	Votes Against	Abstentions
17,646,039	1,014,911	0

(3)Advisory Approval of the Frequency of Say-on-Pay Votes. At the 2019 Annual Meeting, the Company’s stockholders also voted on a proposal for the frequency of an advisory, non-binding vote on executive compensation, as required by Section 14A(a)(2) of the Securities Exchange Act of 1934, as amended. Stockholders were entitled to vote for a frequency of Say-on-Pay votes every one, two, or three years, or could abstain from voting. The following table sets forth the respective numbers of votes cast:

One Year	Two Years	Three Years	Abstentions
5,024,384	0	13,636,566	0

(4)Ratification of Independent Registered Public Accountants. At the 2019 Annual Meeting the Company’s stockholders also voted on a proposal to ratify the appointment of Whitley Penn LLP as the Company’s registered public accountants. The ratification of Whitley Penn LLP was approved by the Company’s stockholders. The following table sets forth the respective numbers of votes cast for and against, and the number of shares abstaining from, the ratification of Whitley Penn LLP as the Company’s independent auditors.

Votes For	Votes Against	Abstentions
18,971,346	0	0

The Company’s Proxy Statement for the 2019 Annual Meeting was filed with the Securities and Exchange Commission on April 26, 2019 and provides more information about these proposals and the vote required for approval of each of them.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 12, 2019

SUMMER ENERGY HOLDINGS, INC.

By:  /s/ Jaleea P. George

Jaleea P. George

Chief Financial Officer